Exhibit 10.4
Execution Version

OMNIBUS AMENDMENT NO. 5 AND JOINDER TO CREDIT AND SECURITY AGREEMENT AND AMENDMENT AND JOINDER TO PLEDGE AGREEMENT
This OMNIBUS AMENDMENT NO. 5 AND JOINDER TO CREDIT AND SECURITY AGREEMENT AND AMENDMENT AND JOINDER TO PLEDGE AGREEMENT, dated as of October 1, 2019 (this “Agreement”), is entered into by and among PTC THERAPEUTICS HOLDINGS, INC., a Delaware corporation (“PTC Holdings”), PTC THERAPEUTICS GT INC., a Delaware corporation, (“PTC GT”), PTC RLN LLC, a Delaware limited liability company (“PTC RLN”), PTC FRDA LLC, a Delaware limited liability company (“PTC FRDA”), PTC AS LLC, a Delaware limited liability company (“PTC AS”, and together with PTC Holdings, PTC GT, PTC RLN and PTC FRDA, individually, each a “New Borrower” and collectively, the “New Borrowers”), PTC THERAPEUTICS, INC., a Delaware corporation (the “Original Borrower”, and the Original Borrower together with the New Borrowers, collectively, the “Borrowers”), MIDCAP FINANCIAL TRUST, as Agent (in such capacity, together with its successors and assigns, “Agent”), and the financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A.Agent, Lenders and Original Borrower have entered into that certain Credit and Security Agreement, dated as of May 5, 2017 (as amended by that certain Amendment No. 1 and Limited Consent to Credit and Security Agreement, dated as of July 19, 2018, that certain Amendment No. 2 to Credit and Security Agreement, dated as of August 7, 2019, that certain Amendment No. 3 to Credit and Security Agreement, dated as of August 29, 2019 and that certain Amendment No. 4 to Credit and Security Agreement, dated as of September 17, 2019, the “Original Credit Agreement” and, as the same is amended hereby and as it may be further amended, modified, supplemented and restated from time to time after the date hereof, the “Credit Agreement”), pursuant to which Lenders have agreed to make certain advances of money and to extend certain financial accommodations to the Original Borrower in the amounts and manner set forth in the Credit Agreement.

B.    Pursuant to that certain Pledge Agreement, dated as of May 5, 2017, by and among the Original Borrower and Agent, for itself and Lenders (as the same is amended hereby and as it may be further amended, modified, supplemented and restated from time to time, the “Pledge Agreement”), the Original Borrower pledged, assigned and granted to Agent, for the benefit of itself and Lenders, a lien on and security interest in the Pledged Collateral (as defined therein).
C.    The New Borrowers were previously acquired by Original Borrower pursuant to the Agilis Acquisition Documents and are required to join the credit facility as borrowers thereunder (the “Joinder”).
D.    Original Borrower desires to acquire all of the assets and business of BioElectron Technology Corporation, a Delaware Corporation (“BioElectron”) for an aggregate purchase price of $10,000,000 plus certain contingent payments set forth therein, on the terms and conditions set forth in the Asset Purchase Agreement, dated as of October 1, 2019 and attached hereto as Exhibit A, by and among Borrower and BioElectron (as amended, supplemented or otherwise modified from time to time in accordance with the terms of the Financing Documents, the “BioElectron Acquisition Agreement”).
E.    Pursuant to Section 5.7(a) of the Credit Agreement, no Borrower shall, or shall permit any of its Subsidiaries to, make any Investment or enter into any agreement to make any Investment other than Permitted Investments.
F.    Pursuant to Section 5.7(b) of the Credit Agreement, no Borrower shall, or permit any of its Subsidiaries to, acquire or enter into any agreement to acquire any assets other than in the Ordinary Course of Business or as permitted under the definition of Permitted Investments.

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G.    Pursuant to Section 5.1 of the Original Credit Agreement, no Borrower will, or will permit any Subsidiary to, directly or indirectly, create, assume, incur or suffer to exist any Contingent Obligations, except for Permitted Contingent Obligations.
H.    Original Borrower has requested that Agent and Lenders (a) amend the Credit Agreement and the Pledge Agreement to join each New Borrower as a Borrower under the Credit Agreement, join each of PTC Holdings and PTC GT as a Pledgor under the Pledge Agreement and join each New Borrower as an Issuer under the Pledge Agreement, and the other applicable Financing Documents, and (b) amend the Credit Agreement to, amongst other things, permit (i) the acquisition contemplated by the BioElectron Acquisition Agreement and (ii) the issuance of up to $1,000,000 in additional BioElectron Bridge Loans, in each case, on and subject to the terms hereof.
I.    Agent and Lenders constituting at least the Required Lenders have agreed to consent to such requests, all in accordance with the terms and subject to the conditions set forth herein.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Required Lenders and Borrowers hereby agree as follows:
1.Recitals. This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as amended hereby. The Recitals set forth above shall be construed as part of this Agreement as if set forth fully in the body of this Agreement and capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).
2.    Joinder. Subject to the satisfaction of the conditions precedent set forth in Section 9 hereof:
(a)    Each New Borrower hereby assumes the Obligations under the Credit Agreement and joins in, adopts and becomes (i) a Borrower under the Credit Agreement and the Notes, (ii) an Issuer under the Pledge Agreement, and (iii) party to the other Financing Documents applicable to it as a Borrower. Each party hereto agrees that all references to “Borrower” or “Borrowers” contained in the Financing Documents are hereby deemed for all purposes to also refer to and include each New Borrower as a Borrower, and each New Borrower hereby agrees to comply with all of the terms and conditions of the Financing Documents as if such New Borrower were an original signatory thereto.
(b)    Each of PTC Holdings and PTC GT hereby joins in, adopts and becomes a Pledgor under the Pledge Agreement, and party to the other Financing Documents applicable to it as a Pledgor. Each party hereto agrees that all references to “Pledgor” or “Pledgors” contained in the Financing Documents are hereby deemed for all purposes to also refer to and include each of PTC Holdings and PTC GT as a Pledgor, and each of PTC Holdings and PTC GT hereby agrees to comply with all of the terms and conditions of the Financing Documents as if it was an original signatory thereto.
(c)    Without limiting the generality of the provisions of subparagraph (a) or (b) above, each party agrees that the “Pledged Collateral” (as defined in the Pledge Agreement) of each New Borrower, and listed in Exhibit B shall be and become a part of the Pledged Collateral referred to in Pledge Agreement and shall secure all Obligations referred to and in accordance with the Pledge Agreement.

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3.    Amendments to Original Credit Agreement. Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 9 hereof, the Original Credit Agreement is hereby amended as follows:
(a)The definition of “BioElectron Bridge Loans” in Section 1.1 of the Original Credit Agreement is hereby amended and restated in its entirety as follows:
““BioElectron Bridge Loans” means the loans made by Borrower on and subject to the terms of the BioElectron Bridge Loan Documents and secured by the assets of Biolectron in an aggregate principal amount not to exceed $5,000,000 and as described more fully in, and pursuant to the terms of, the BioElectron Bridge Loan Agreement and the other BioElectron Bridge Loan Documents.”
(b) The definition of “Material Contracts” in Section 1.1 of the Original Credit Agreement is hereby amended by:
(i)    deleting the “and” at the end of clause (d);
(ii)    adding the following new clause (e); and
“(e) the BioElectron Acquisition Documents, and”

(iii)    renumbering existing clause (e) as new clause (f).
(c)    The definition of “Permitted Contingent Obligations” in Section 1.1 of the Original Credit Agreement is hereby amended by:
(i)    adding the following new clause (j):
“(j) Contingent Obligations consisting of contingent payments under Section 1.6 of the BioElectron Acquisition Agreement, as in effect on the Fifth Amendment Effective Date and payable pursuant to the terms thereof; and”

(ii)    renumbering existing clause (j) as new clause (k) and replacing the reference therein to clause “(i)” with a reference to clause “(j)”.
(d)    The definition of “Permitted Investments” in Section 1.1 of the Original Credit Agreement is hereby amended by adding the following new clause (q);
“(q) the Permitted BioElectron Acquisition.”

(e)    Section 1.1 of the Original Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order therein:
““BioElectron Acquisition Agreement” has the meaning set forth in the Fifth Amendment.”

““BioElectron Acquisition Closing Date” means the date on which the Permitted BioElectron Acquisition is consummated in accordance with the terms and conditions of the BioElectron Acquisition Documents.”

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““BioElectron Acquisition Documents” means the BioElectron Acquisition Agreement, including the exhibits and schedules thereto, and all other agreements, documents and instruments executed and delivered pursuant thereto or in connection therewith.”

““Fifth Amendment” means that certain Omnibus Amendment No. 5 and Joinder to Credit and Security Agreement and Amendment and Joinder to Pledge Agreement, dated as of October 1, 2019, by and among the Borrowers, the Required Lenders, and Agent.

““Fifth Amendment Effective Date” means the first date that the conditions in Section 9 of the Fifth Amendment are satisfied.”

““Permitted BioElectron Acquisition” means the Acquisition by Borrower Representative of all the assets and business of BioElectron Technology Corporation, a Delaware Corporation solely to the extent that such Acquisition is consummated in all material respects in accordance with the terms of the BioElectron Acquisition Agreement, which shall not have been amended, waived or modified in a manner materially adverse to the Lenders or Agent, in their or its capacity as such, without the written consent of Agent and the Required Lenders. Without limiting the foregoing, it is understood and agreed that Borrowers shall comply with Section 4.11 of the Credit Agreement with respect to all entities and assets acquired by Credit Parties in the Permitted BioElectron Acquisition following the closing of such Acquisition.”
4.    Amendments to Pledge Agreement. Each Borrower, including the New Borrowers, hereby agrees that the schedules attached hereto as Exhibit B are true and correct and reflect the joinder of each of PTC Holdings and PTC GT as a Pledgor and of each New Borrower as an Issuer under the Pledge Agreement and shall be deemed to replace the schedules of the same number in the Pledge Agreement and shall be deemed attached thereto and become a part thereof.
5.    Grant of Security Interest. Consistent with the intent of the parties and in consideration of the accommodations set forth herein, as further security for the prompt payment in full of all Obligations, and without limiting any other grant of a Lien and security interest in a Security Document, each New Borrower hereby collaterally assigns and grants to Agent, for the benefit of itself and Lenders, and subject only to Permitted Liens that may have priority as a matter of applicable Law, a continuing first priority Lien on and security interest in, upon, and to all of such New Borrower’s right, title and interest in and to all of such New Borrower’s assets, other than Excluded Property, including without limitation, all of such New Borrower’s right, title, and interest in and to the following, whether now owned or hereafter created, acquired or arising:
(a)    all goods, Accounts (including health-care insurance receivables), Equipment, Inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, General Intangibles, commercial tort claims (including each such claim listed on Schedule 9.2(d) of the Credit Agreement), documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, securities accounts, fixtures, letter of credit rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, supporting obligations, and financial assets;

(b)    all of Borrowers’ books and records relating to any of the foregoing; and
(c)    any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

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Each New Borrower hereby authorizes Agent to file UCC-1 financing statements against each New Borrower covering the Collateral owned by such New Borrower in such jurisdictions as Agent shall deem necessary, prudent or desirable to perfect and protect the liens and security interests granted to Agent hereunder.
6.    Enforceability. This Agreement and each of the agreements, documents, and instruments executed in connection herewith constitute the valid and binding obligation of each Borrower party to each such agreement, document or instrument, and is enforceable against such party in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.
7.    Representations and Warranties.
(a)    Each New Borrower hereby (i) represents and warrants to Agent and each Lender that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects with respect to each New Borrower as of the date hereof, and such party’s delivery of its respective signatures hereto shall be deemed to be its certification thereof, provided, however, that (i) such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof and (ii) those representations and warranties expressly referring to a specific date shall be true, correct and complete in all material respects as of such date; and (i) covenants to perform its obligations under the Credit Agreement.
(b)    Original Borrower hereby confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to Borrower as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date. Without limiting the foregoing, Original Borrower represents and warrants that prior to and after giving effect to the agreements set forth herein, no Default or Event of Default exists under any of the Financing Documents as of the date hereof. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral. Original Borrower acknowledges and agrees that the Credit Agreement, the other Financing Documents and this Agreement constitute the legal, valid and binding obligation of Original Borrower, and are enforceable against Original Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles. Original Borrower further represents and warrants that it has provided to Agent true, correct and complete copies of the BioElectron Acquisition Documents executed on or prior to the Fifth Amendment Effective Date.
8.    Collateral Assignment.
(a)     For the purpose of securing the Obligations, Original Borrower hereby collaterally assigns and transfers to Agent, for its benefit and the benefit of the Lenders, and grants a security interest to Agent, for its benefit and the benefit of the Lenders (as collateral security for the performance and payment in full of all Obligations (other than contingent indemnification obligations for which no claim has been made)), in, all right, title and interest of Original Borrower in, to and under: (i) each BioElectron Acquisition Document, including but not limited to, any and all rights of enforcement with respect to any breach by any party to the BioElectron Acquisition Documents, rights of indemnification, reservations of rights, assignments of warranties, whenever arising or coming into existence, termination rights, and Original Borrower’s right to payments under and its right to receive payments or other amounts from any party pursuant to or in connection with the BioElectron Acquisition Documents, and (ii) all proceeds of the foregoing; provided that neither the Agent nor any Lender shall have any right to enforce the provisions of any

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BioElectron Acquisition Document unless an Event of Default has occurred and is continuing under the Credit Agreement.
(b)     Notwithstanding the foregoing, Original Borrower expressly agrees that it shall remain liable under the BioElectron Acquisition Documents to perform all of the conditions and obligations provided therein to be observed and performed by it, and neither the assignment pursuant to this Section 8 nor any action taken hereunder, shall cause Agent or any of the Lenders to be under any obligation or liability in any respect to any party to the BioElectron Acquisition Documents including, without limitation, Original Borrower, for the performance or observance of any of the representations, warranties, conditions, covenants, agreements or terms of the BioElectron Acquisition Documents.
9.    Conditions to Effectiveness. The obligation of Agent to enter into this Agreement shall be subject to the receipt by Agent of each agreement, document and instrument set forth below, each duly executed and delivered in form and substance satisfactory to Agent, and to the satisfaction of the non-documentary conditions precedent set forth below, each to the satisfaction of Agent:
(a)    this Agreement;
(b)    a substantially final copy of the BioElectron Acquisition Agreement;
(c)    payment of all of Agent’s reasonable out-of-pocket legal fees and expenses incurred in connection herewith; and
(d)    such further documents, information, certificates, records and filings (including those related to the Transaction) as Agent may reasonably request.
10.    Post-Closing Requirements. Each New Borrower hereby covenants and agrees that it shall, by the date that is thirty (30) days following the date hereof (or such later date as Agent may agree in its sole discretion in writing), provide Agent with:
(a)     insurance certificates and endorsements, naming Agent as additional insured, assignee or lender loss payee, as applicable, as required by Section 4.4 of the Credit Agreement;
(b)    Deposit Account Control Agreements and Securities Account Control Agreements with respect to all Deposit Accounts and Securities Accounts, respectively, owned by a New Borrower, if any;
(c)     the original stock certificate of each New Borrower and an accompanying undated stock powers executed by the applicable Pledgor;
(d)    an Intellectual Property Security Agreement executed by each New Borrower;
(e)    the secretary’s certificate of each New Borrower certifying as to (i) the names and signatures of each officer of the New Borrowers authorized to execute and deliver this Agreement and all documents executed in connection therewith, (ii) the Organizational Documents (as defined in the Credit Agreement) of each New Borrower attached to such certificate are complete and correct copies of such Organizational Documents as in effect on the date of such certification, (iii) the resolutions of each New Borrower’s board of directors or other appropriate governing body approving and authorizing the execution, delivery and performance of this Agreement and the other documents executed in connection therewith, and (iv) certificates

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attesting to the good standing of each New Borrower in each applicable jurisdiction, together with, if applicable, related tax certificates;
(f)    updated true and correct schedules to the Credit Agreement which reflect (i) the joinder of each New Borrower as a Borrower under the Credit Agreement and (ii) the assets acquired pursuant to the BioElectron Acquisition, which shall be deemed to replace the schedules of the same number in the Credit Agreement, and shall be deemed attached thereto and become a part thereof; and
(g)    for each Borrower, (a) current UCC searches from the Secretary of State of its jurisdiction of organization; and (b) judgment, federal tax lien, personal property tax lien, and corporate and partnership tax lien searches, in each applicable jurisdiction, in each case, with results reasonably acceptable to Agent.
11.    Release. In consideration of the agreements of Agent and Required Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of its respective current and former directors, officers, shareholders, agents, and employees, and each of its respective predecessors, successors, heirs, and assigns (individually and collectively, the “Releasing Parties”) does hereby fully and completely release, acquit and forever discharge each of Agent, Lenders, and each their respective parents, subsidiaries, affiliates, members, managers, shareholders, directors, officers and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Released Parties”), of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Released Parties or any of them (whether directly or indirectly), based in whole or in part on facts, whether or not now known, solely to the extent existing on or before the date hereof, that relate to, arise out of or otherwise are in connection with: (i) any or all of this Agreement, the other Financing Documents, the BioElectron Acquisition Documents and/or the transactions contemplated thereby or any actions or omissions in connection therewith or (ii) any aspect of the dealings or relationships between or among any Borrower, on the one hand, and any or all of the Released Parties, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof, in each case, based in whole or in part on facts, whether or not now known, existing before the Fifth Amendment Effective Date; provided that the foregoing release shall not apply to (A) any material acts or omissions of, or any material breach by, any such Released Parties under this Agreement, (B) any claims or disputes solely between or among Released Parties or (C) the fraud, gross negligence, bad faith or willful misconduct of any Released Parties. Each Borrower acknowledges that the foregoing release is a material inducement to Agent’s and Required Lender’s decision to enter into this Agreement and agree to the modifications contemplated hereunder, and has been relied upon by Agent and Required Lenders in connection therewith.
12.    No Waiver or Novation. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or the other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.
13.    Affirmation. Except as specifically amended pursuant to the terms hereof, each Borrower hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms,

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conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by such Borrower. Each Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.
14.    Miscellaneous.
(a)    Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Agreement. Except as specifically amended above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by each Borrower.
(b)    GOVERNING LAW. THIS AGREEMENT AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO OR THERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).
(c)     WAIVER OF JURY TRIAL. EACH BORROWER, AGENT AND THE LENDERS PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH BORROWER, AGENT AND EACH LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH BORROWER, AGENT AND EACH LENDER WARRANTS AND REPRESENTS THAT IT HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.
(d)    Incorporation of Credit Agreement Provisions. The provisions contained in Section 11.6 (Indemnification), Section 12.8 (Submission to Jurisdiction) and Section 12.14 (Expenses; Indemnity) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.
(e)    Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.
(f)    Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be effective as delivery of an original executed counterpart hereof and shall bind the parties hereto.
(g)    Entire Agreement.    This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

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(h)    Severability. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
(i)     Successors/Assigns. This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.
(SIGNATURES APPEAR ON FOLLOWING PAGES)

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IN WITNESS WHEREOF, intending to be legally bound, the undersigned have duly executed this Agreement as of the day and year first hereinabove set forth.

ORIGINAL BORROWER:	PTC THERAPEUTICS, INC. By: /s/ Mark E. Boulding Name: Mark E. Boulding Title: EVP and Chief Legal Officer

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NEW BORROWERS:	PTC THERAPEUTICS HOLDINGS, INC., as a Borrower, a Pledgor and an Issuer By: /s/ Mark E. Boulding Name: Mark E. Boulding Its: Authorized Signatory

PTC THERAPEUTICS GT INC.,
as a Borrower, a Pledgor and an Issuer
By:   /s/ Mark E. Boulding
Name: Mark E. Boulding
Its:   Authorized Signatory
PTC RLN LLC,
as a Borrower and an Issuer
By:   /s/ Mark E. Boulding
Name: Mark E. Boulding
Its:   Authorized Signatory
PTC FRDA LLC,
as a Borrower and an Issuer
By:   /s/ Mark E. Boulding
Name: Mark E. Boulding
Its:   Authorized Signatory
PTC AS LLC,
as a Borrower and an Issuer
By: /s/ Mark E. Boulding
Name: Mark E. Boulding
Its:   Authorized Signatory
New Borrowers Address:
100 Corporate Court
South Plainfield NJ 07080
Attn: Mark E. Boulding
Facsimile: 908-222-1128
E-Mail: mboulding@ptcbio.com

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AGENT:	MIDCAP FINANCIAL TRUST,

By:     Apollo Capital Management, L.P.,
its investment manager

By:    Apollo Capital Management GP, LLC,
its general partner

By: /s/ Maurice Amsellem________________________
Name: Maurice Amsellem
Title: Authorized Signatory

LENDERS:	MIDCAP FUNDING XIII TRUST

By:     Apollo Capital Management, L.P.,
its investment manager

By:     Apollo Capital Management GP, LLC,
its general partner

By: /s/ Maurice Amsellem________________________
Name: Maurice Amsellem
Title: Authorized Signatory

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LENDERS:        ELM 2016-1 TRUST

By: MidCap Financial Services Capital Management, LLC, as Servicer

By: /s/ John O’Dea______________________________
Name: John O’Dea
Title: Authorized Signatory

ELM 2018-2 TRUST

By: MidCap Financial Services Capital Management, LLC, as Servicer

By: /s/ John O’Dea______________________________
Name: John O’Dea
Title: Authorized Signatory

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LENDERS:	FLEXPOINT MCLS SPV LLC

By: /s/ Steve Haworth____________________________
Name: Steve Haworth
Title: Vice President

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LENDERS:        APOLLO INVESTMENT CORPORATION

By: Apollo Investment Management, L.P., as Advisor
By: ACC Management, LLC, as its General Partner

By: /s/ Tanner Powell__________________________
Name: Tanner Powell
Title: Authorized Signatory

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